Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2005  Mercury Computer Systems, Inc.
Jay Bertelli,
President, CEO & Chairman
Bob Hult,
SVP, Operations & Finance, CFO
Marcelo Lima,
VP & GM, Commercial Imaging & Visualization
AeA Classic Financial
Conference
November 6-9, 2005
Exhibit 99.1

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to anticipated fiscal 2006 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," " continue,"
"estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the
Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology, and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, and inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses, and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10- K for the fiscal year ended June 30, 2005. The
Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides non-GAAP financial measures adjusted to exclude certain non-cash and other specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-
GAAP financial results discussed in this presentation is contained in the company ’s First Quarter Fiscal 2006 earnings release, which can be found on our website at www.mc.com/mediacenter/pr/.

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Company Overview
•
Founded in 1981
•
Leading provider of innovative,
engineered computing
solutions for compute-
intensive applications
•
Office locations in U.S., UK,
France, Germany and Japan;
R&D centers in U.S., France,
and Germany
•
880 employees worldwide;
320 engineers
•
Investment in knowledge of
customer applications
*Approximate FY05 revenue composition
FY05 Revenues:
$250 M
June Fiscal
Year End
20%*
20%*
Defense Business
Commercial
Imaging &
Visualization
Advanced
Solutions
60%*

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Today’s Mercury
•
Customers are attracted to Mercury based on
our common interest in making a difference
through technology
•
We help our customers to make a positive
impact on critical issues that affect our lives
Improving international security
Advancing health care
Increasing the world’s oil supply
….And more
•
We deliver a comprehensive portfolio of
computing products, services, and expertise
that solve the toughest computing challenges

© 2005 Mercury Computer Systems, Inc.

Sample Application Areas Enabled by Mercury
J-STARS Aircraft
RADAR
Mobile C-Arm
(Digital X-Ray)
Wafer Inspection
Image Processing
Special-Purpose
Computing & I/O
Visualization &
Rendering
Signal Processing
Wireless Communications
Base Stations
Image Storage
& Retrieval
RF & A/D
Echotek Series 3000T and 5000T
Seismic Ray Tracing

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Key Elements of Mercury’s Strategy
•
Committed to driving innovation
Average R&D y/y is approximately 20% of revenues
•
Focused on continually enhancing our expertise to
maintain our leading edge
Internal development
• Cross-pollinating commercial technologies/expertise with defense applications to provide cost-effective solutions
• Extending our offerings from hardware to software to services
External innovation
• IBM partnership/Cell processor, strategic alliances with NVIDIA Corporation,
Ziehm Imaging, Massachusetts General Hospital (MGH)
Select acquisitions to complement and strengthen our organic growth
• Echotek, SoHard AG, Momentum Computer, TGS, ARC
•
Dedicated to helping customers solve problems and win
business
Broader offerings – Defense Professional Services
Innovative business arrangements – JCM

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury, IBM & Cell: A Landmark Agreement
•
The Cell Broadband Engine processor is
5-100x faster than conventional
microprocessors
•
Mercury is the 1st
non-gaming company
to integrate Cell into its products
High-volume gaming market is transforming the
technology industry
•
Targeting applications in existing and
new markets with optimized Cell-based
products
Medical imaging, inspection, defense,
geosciences, telecommunications, etc.
•
Mercury is uniquely capable
Cell is designed to solve the same types of
problems Mercury has been solving for many
years

© 2005 Mercury Computer Systems, Inc. Defense Business

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Erieye
Wedgetail
ASTOR
U-2
JCM
Global Hawk
ABL
JSTARS
Tornado
Rivet Joint
HALO
Gripen
JSF
F/A-22
F-16
FA-18 SHARP
SH-60
P-3
Predator
GCA-PAR-2000
EMPAR
Commandar
ASR-9
TPS-59(V)3
Jindalee
SQS-56
Sampson
AEGIS
NSSN
Gotland SSK

© 2005 Mercury Computer Systems, Inc.

Defense Business Overview
•
60% of FY05 revenues
•
Market focus
Radar
Signals intelligence (SIGINT)
Defense technologies
•
Technology leadership
Strong COTS model
Aboard demanding platforms
in air, on land, under sea
Full life-cycle support
•
Growth
Transformation
• CISR
Smart weapons
Cell-based technology
Representative

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Sensor
Value Proposition
Real-time signal and image processing applications
•
Sensor streaming
•
Scalable
•
Real time
•
Embedded (real estate, environmental,
cooling constraints)
Acquire Process Transmit
Mathematical
Transformations
Visualize
Image Display
Complex signal returns

Mercury Computer Systems, Inc.
Challenges Drive Innovation

BOEING

Raytheon

BAE SYSTEMS

argon ST

LOCKHEED MARTIN

NORTHROP GRUMMAN

© 2005 Mercury Computer Systems, Inc. 11 Customer Success Enabling our customers to win by providing commercial off-the-shelf technology for new applications

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Drivers
•
DoD transformation/ISR
initiative
Signals intelligence (SIGINT)
Image & data exploitation
•
ISR becoming CISR
•
Expansion to lower
echelons, smaller platforms
•
Network-centric warfare
•
Software radio/data links
•
Smart weapons Today 5 Years
Available Market
$3 B
Served
Market
$380 M
*
• Smart
Weapons
• Image & Data
Exploitation
• Data links
*Fiscal 2005 revenues were $148 M

© 2005 Mercury Computer Systems, Inc. Advanced Solutions Business

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Advanced Solutions Markets
Semiconductor capital equipment market
•
Wafer and reticle inspection
Systems that process streaming data to find defects
•
Mask writing
Systems that generate patterns to write to semiconductor and flat-panel masks
Communications computing market
•
Wireless infrastructure
Next-generation packet and signal processing solutions
Delivering specialized processing solutions for
demanding commercial OEM applications

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Communications Market
Applications
Wireless base stations
Radio network controllers
Video gateways
Satellite data links
Software defined radio
Technology
High-availability middleware
Component deployment middleware
RapidIO ®
DSP and FPGA compute nodes
Interconnect and reconfigurable
computing cores
Analog and digital I/O
Signal and video processing algorithms

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Acquire
Detect
Image Correction
& Defect Detection
Value Proposition
•
Searching for defects on silicon wafers or reticles
•
Scalable compute, streaming I/O, and interconnect bandwidth
•
Enabling customer algorithm performance enhancements
•
Software-programmable solutions
Accelerating customers’ advanced algorithms to market
Analyze
Offline Classification
& Analysis
Sensor Data-
Scanned Wafers
or Reticles
Classify

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Growth Drivers
•
Semiconductor capital equipment solutions
Processing needs continue to outpace mainstream
computing
Data rates and algorithm complexity increase
New applications on the horizon
Subject to market cyclicality
•
New market opportunities in
telecommunications
Industry emerging from downturn
Equipment makers rely more on external innovation
New standards will replace proprietary implementations
in data and user plane, e.g., RapidIO
$1.5 Billion Market Opportunity
Today 3 Years 5 years
Telecommunication
Semiconductor
Available Market
$1.5 B
Served
Market
$170 M
*Fiscal 2005 revenues were $48 M
*

© 2005 Mercury Computer Systems, Inc. Commercial Imaging and Visualization Business

Computer Systems, Inc. MERCURY Challenges Drive Innovation

VisageRT Reconstruction and Visualization

© 2005 Mercury Computer Systems, Inc.

CIV Overview
•
20% of FY05 revenues
•
Market focus
Medical imaging
Biotechnology
Oil and gas exploration
•
Technology leadership
Scalable systems
High-performance 3D
Large data sets
•
Growth
Organic: New product intros –
VisageRT, ExamineRT, Thin
Client/Server, Amira 4.0, OpenRT,
Open Inventor LDM, XBi series
Inorganic: Acquisitions of the TGS
Group and SoHard AG

Mercury Computer Systems, Inc.
Challenges Drive Innovation

Diagnostic medical imaging including molecular imaging
Interventional imaging and image-guided procedures
Biotechnology including drug discovery and molecular dynamics
Picture archive and communication systems (PACS)

PHILIPS
GE
SIEMENS
ziehmimaging
Medtronic
When Life Depends on Medical Technology
BrainLAB
Pfizer
FEI COMPANY™
Tools for NANOTECH
ZEISS
Ferrania
Imaging Technologies
DynamicImaging
Schlumberger
Landmark
A Halliburton Company
WesternGeco
TOTAL
Paradigm™
THE GEOSCIENCE KNOWLEDGE COMPANY
bp

© 2005 Mercury Computer Systems, Inc. 20 CIV Customers & Targets (not all-inclusive) Geosciences (Oil & Gas)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Newsweek
Your Health In the 21st Century
For Cancer Alzheimer's, Diabetes & Depression

TIME
HOW TO STOP A HEART ATTACK BEFORE IT HAPPENS

The Economist
Oil
How to avoid the next shock

© 2005 Mercury Computer Systems, Inc.

Growing Served Markets
•
Life Sciences
Diagnostic medical imaging modalities
Picture Archiving & Communications
System (PACS)
•
Biotechnology
Microscopy
Structured drug design
•
Geosciences
Oil & gas
•
Other
Computer-aided design,
navigation/simulation
OEM Available Markets US$M
Source: IDC , Frost & Sullivan, MCS data
0
500
1000
1500
2000
2500
2006 2008 2010
Navigation /
Simulation & CAD
Geoscience
Biotech (Microscopy
& Drug Disc.)
Medical Imaging and
PACS

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Strategy & Core Competencies
•
Strategy:
Lead in end-to-end OEM solutions
• Data acquisition, reconstruction, computation, visualization, distribution
Innovate
• Scalable systems, large data set computing, 3D visualization
Leverage
• Research alliances (ZIB, MGH)
• Partners and sourcing (NVIDIA, HP)
Integrate
• New products from TGS and SoHard acquisitions
Focus
• Customer success, performance and time to market
•
Core competencies
Algorithm optimization
Acceleration technologies
Image reconstruction
3D and visualization
Multiprocessing and system architecture
Applications know-how

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Data Explosion Drives 3D Everywhere
•
Improving sensors
•
Large data sets
•
Growing need for
intensive computing
•
Enhanced image
accuracy
•
Real-time 3D
•
Time to market
Multi-slice CT (32/64) 4 Gbytes typical
OIV/VolumeViz large data set module
100 Gbytes typical

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Acquire Visualize Archive Distribute
Value Proposition
Reconstruct
•
Broad end-to-end medical systems OEM solution portfolio
•
All steps from scanner output to end-user applications
•
Image reconstruction, processing, and visualization
•
Embedded components and integrated solutions
•
VisageRT Volume
Rendering
•
ExamineRT
Workstation
•
Clinical packages
•
VisageRT™
Reconstruction
•
GPU Acceleration
•
CELL Technology
Acceleration
•
SoHard Gantry
Controllers
•
Echotek Multi-
channel  MRI
Receiver
•
SoHard (2D+3D)
•
ExamineRT™ (3D)
Thin Client/Server
•
SoHard
Failsafe
SW

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Oil & Gas Value Creation
•
Competitive advantages
Power/cubic inch
Scalable systems
Extremely large data sets
•
Computing solutions
Seismic acquisition
Seismic processing
•
Visualization solutions
Seismic QC and interpretation
Horizons, faults, well bores, etc.
Core analysis
Drilling planning
Reservoir models

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Demo Setup

© 2005 Mercury Computer Systems, Inc.

CIV Summary
•
Growing markets
•
Product innovation
•
Acquisitions
•
Aligned with trends
•
Solving real problems
•
2D + 3D + systems = competitive advantage
•
Quality and time to market
•
Extending customer base
•
Growing business -> 35%

© 2005 Mercury Computer Systems, Inc. Financial Overview

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

FY06 projected growth rates
Value Creation: Growth
Revenue ($M) $275-285*
$180
$150
$180
$186
$250
2001A 2002A 2003A 2004A 2005A 2006E
*Per Company guidance, Oct. 20, 2005 earnings press release
June Fiscal Year End
DBU
>10%
ASB
~(15)%
CIV
~35%
2005: Record revenues
2006: Projected revenue growth 12%
(at midpoint of guidance range)

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Fiscal Year 2006 Guidance
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 20, 2005 Q1 earnings press release
•
Impact of equity-based compensation costs related to
FAS 123(R), amortization of purchased intangibles, and
in-process R&D charges excluded from Non-GAAP
Fiscal Year Ending June 30, 2006
Revenues ($M) $275-285
Gross Margin 64-65%
GAAP Non-GAAP
Operating Income 6% 12%
EPS $0.50-0.55 $1.00-1.05

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Q2 Fiscal 2006 Guidance
•
Impact of equity-based compensation costs related to FAS
123(R), amortization of purchased intangibles, and in-
process R&D charges excluded from Non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 20, 2005 Q1 earnings press release
Quarter Ending December 31, 2005
Revenues ($M) $61-64
GAAP Non-GAAP
Operating Income --- 4%
EPS $(0.02)-0.00 $0.08-0.10

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

FY04 FY05
Guidance
FY06
Timeless
Business Model
Revenue
100% 100% 100%
100%
Gross Margin
67% 66% 64-65%
66-67%
SG&A
30% 29%
29-30%
R&D
21% 20%
20-21%
Income from Operations
17% 17% 12%
16-18%
Timeless Business Model
Notes:
•
Acquisition-related amortization of intangibles ~ 1%, ~1%, ~2% FY04, FY05, FY06, resp.
•
FY06 Non-GAAP guidance per October 20, 2005 Q1 earnings call. FY06 GAAP income from operations 6%

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 32 $M $50.5 $25.9 $38.0 $26.6 $44.3 $20.3 2003 2004 2005 Operating Cash Flow Free Cash Flow Cash Generation

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Strong Balance Sheet
Historically strong
balance sheet
Supports open
innovation growth
agenda
(Quarter ended September 30, 2005)
Cash and Equivalents $171
Total Current Assets $182
Total Assets $393
Total Debt $139
Total Liabilities $190
Stockholders’ Equity $203
*
* Includes $125 million convertible senior notes offering

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

MRCY Summary
•
Strong competitive position in attractive and
growing markets
•
Diversified revenue base – defense and commercial
•
Straightforward operating model and financial
structure
•
Strong balance sheet, operating cash flow with
significant financing flexibility
•
Open innovation strategy through partnerships and
acquisitions enhances capability to deliver solutions
across target markets
Sustain a 25% or better long-term revenue
growth rate

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc. 35 www.mc.com NASDAQ: MRCY